Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
ASSETS
Held to maturity securities, fair value	$ 5,306	$ 6,396
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	30,000,000	30,000,000
Capital stock, shares issued (in shares)	20,097,152	20,058,142
Capital stock, shares outstanding (in shares)	19,019,749	19,024,433
Treasury stock, at cost (in shares)	1,077,403	1,033,709